UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2013

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 55.9%
CONSUMER DISCRETIONARY - 7.5%
Automobiles - 0.0%
Hyundai Capital America, Senior Notes	2.125%	10/2/17	80,000		$80,476	(a)

Diversified Consumer Services - 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	6.875%	7/8/20	100,000	GBP	164,554	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	7.500%	7/8/26	300,000	GBP	493,045

Total Diversified Consumer Services					657,599

Hotels, Restaurants & Leisure - 1.0%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	420,000		428,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	790,000		790,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	160,000		148,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	80,000		75,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000		18,850
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000		189,495
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		802,912	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000		1,395,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	165,000		163,763	(a)(b)

Total Hotels, Restaurants & Leisure					4,012,120

Media - 4.7%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,608,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,040,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	340,000		323,000
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	143,921	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	1,250,000	EUR	1,807,504	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	289,201	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,820,000		1,992,900
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000		688,825
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	400,000		423,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,000,000		2,187,500
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,940,000		2,080,650	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	210,000	EUR	302,976	(a)(c)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	944,125	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000		757,750	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000		1,449,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000		201,187	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		160,875	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	330,000		337,863
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	200,000		206,000	(a)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,184,471	(a)

Total Media					19,129,998

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	190,000		195,462	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	520,000		536,900	(a)(c)

Total Multiline Retail					732,362

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 1.3%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	$511,484	(a)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,124,628	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	170,000		165,325	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,870,000		1,900,932	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	500,000		486,250

Total Specialty Retail					5,188,619

Textiles, Apparel & Luxury Goods - 0.1%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	500,000		488,750	(a)

TOTAL CONSUMER DISCRETIONARY					30,289,924

CONSUMER STAPLES - 1.3%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,684,000	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	350,000		365,750	(a)
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	300,000		291,289
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	470,000		455,900	(a)
PepsiCo Inc., Senior Notes	4.000%	3/5/42	290,000		261,684
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	430,000		445,261	(a)

Total Beverages					3,503,884

Food Products - 0.2%
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	800,000		803,000	(a)

Personal Products - 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	240,000		228,000	(a)

Tobacco - 0.1%
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	530,000		524,171	(a)

TOTAL CONSUMER STAPLES					5,059,055

ENERGY - 13.8%
Energy Equipment & Services - 2.1%
CGG, Senior Notes	7.750%	5/15/17	310,000		320,463
CGG, Senior Notes	6.500%	6/1/21	1,500,000		1,567,500
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	910,000		966,875
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000		931,500
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	370,000		408,850	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	510,000		535,500	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	880,000		899,800
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000		556,875	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,660,000		1,784,500
SESI LLC, Senior Notes	7.125%	12/15/21	540,000		600,075

Total Energy Equipment & Services					8,571,938

Oil, Gas & Consumable Fuels - 11.7%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000		1,360,000
Arch Coal Inc., Senior Notes	8.750%	8/1/16	550,000		552,750
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000		455,300
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000		1,471,375	(a)
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000		71,728
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	120,000		118,651
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	220,000		249,700
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	950,000		1,042,625
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000		1,656,128
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,010,000		2,115,525
Continental Resources Inc., Senior Notes	7.125%	4/1/21	600,000		675,000
Continental Resources Inc., Senior Notes	4.500%	4/15/23	250,000		253,438
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	462,726		461,569	(a)(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Ecopetrol SA, Senior Notes	5.875%	9/18/23	236,000		$256,768
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000		2,019,262
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,360,000		1,360,000	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000		1,951,250
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,410,000		1,501,650	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	325,000		354,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,200,000		2,145,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000		1,793,362	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000		1,132,500
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	300,000		306,000	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,220,000		1,317,600	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	620,000		641,700	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	40,000		37,500	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	310,000		287,525	(e)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000		1,643,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000		548,672
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000		3,811,213
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000		215,840
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000		1,773,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000		1,248,075
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	620,000		629,300	(a)
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000		3,703,575
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	443,000		477,333
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000		1,167,528	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000		1,552,950	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	1,800,000		1,953,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000		738,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000		1,710,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	770,000		723,800	(a)

Total Oil, Gas & Consumable Fuels					47,484,817

TOTAL ENERGY					56,056,755

FINANCIALS - 4.1%
Capital Markets - 0.4%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	720,000	GBP	1,274,221	(a)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	400,000		464,053

Total Capital Markets					1,738,274

Commercial Banks - 1.7%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	280,000		282,995
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	400,000		421,354
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000		947,050
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		497,750	(a)(b)(f)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	500,000		525,370	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	260,000		265,281
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	360,000		367,670
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	410,000		432,604	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		73,500	(b)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	50,000		51,232
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	430,000		442,926
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,231,850
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000		202,718	(a)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	280,000		284,348

Total Commercial Banks					7,026,648

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.4%
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	10,000		$10,094	(a)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,600,762	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	170,000		181,475	(a)

Total Consumer Finance					1,792,331

Diversified Financial Services - 1.4%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,140,215	(a)
Bank of America Corp., Senior Notes	5.650%	5/1/18	1,260,000		1,438,698
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	430,000		457,012
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,972,534	(a)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	370,000		367,225	(a)
Emeralds, Notes	0.000%	8/4/20	9		0	(a)(d)(e)(g)(h)
ING US Inc., Senior Notes	2.900%	2/15/18	130,000		132,806

Total Diversified Financial Services					5,508,490

Insurance - 0.0%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	10,000		9,925	(b)(f)

Real Estate Management & Development - 0.2%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	570,000		592,800	(a)

TOTAL FINANCIALS					16,668,468

HEALTH CARE - 3.1%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,478,750

Health Care Providers & Services - 2.2%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,200,000		1,362,000
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,700,000		1,789,250
HCA Inc., Debentures	7.500%	11/15/95	70,000		63,700
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		70,311
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	232,464	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,500,000		562,500	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,500,000		1,597,500
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	150,000		164,625	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000		762,750	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	2,225,521	(a)

Total Health Care Providers & Services					8,830,621

Pharmaceuticals - 0.5%
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	1,220,000	EUR	1,715,672	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	300,000	EUR	421,887	(a)

Total Pharmaceuticals					2,137,559

TOTAL HEALTH CARE					12,446,930

INDUSTRIALS - 8.4%
Aerospace & Defense - 0.8%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		1,902,015
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000		763,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	670,000		681,725	(a)

Total Aerospace & Defense					3,346,740

Airlines - 0.8%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	655,000		659,913	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	310,706		336,339
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,726,802	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - continued
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	137,857		$139,063
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		527,850	(a)

Total Airlines					3,389,967

Commercial Services & Supplies - 1.1%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,250,000		1,326,563
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,438,000		1,596,180	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,380,000		1,549,050

Total Commercial Services & Supplies					4,471,793

Construction & Engineering - 0.6%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		261,800	(a)
Empresas ICA SAB de CV, Senior Notes	8.375%	7/24/17	242,000		242,605	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		902,000	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,071,900	(a)

Total Construction & Engineering					2,478,305

Electrical Equipment - 0.6%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		455,800	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	137,981	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,758,794	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	214,487	(a)

Total Electrical Equipment					2,567,062

Machinery - 1.9%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,580,000		2,741,250	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,664,968	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	996,000	EUR	1,507,835	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	635,834	(a)

Total Machinery					7,549,887

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	950,000		1,000,825
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		385,700	(a)

Total Marine					1,386,525

Road & Rail - 0.9%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000		1,057,500
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	2,236,170	(a)
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	108,000		122,310

Total Road & Rail					3,415,980

Trading Companies & Distributors - 0.3%
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,035,250	(a)

Transportation - 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		487,500	(a)
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,897,456	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,485,000	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - continued
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		$567,150	(a)

Total Transportation					4,437,106

TOTAL INDUSTRIALS					34,078,615

INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	700,000		708,750

IT Services - 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	90,000		89,100	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,860,000		2,011,125	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,458,600	(a)

Total IT Services					3,558,825

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	260,000		261,300	(a)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		311,250	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		261,875	(a)

Total Software					573,125

TOTAL INFORMATION TECHNOLOGY					5,102,000

MATERIALS - 9.0%
Chemicals - 1.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,082,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	2,148,122	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,189,134	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	50,000		55,214

Total Chemicals					4,474,870

Construction Materials - 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,844,775	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		568,100	(a)

Total Construction Materials					4,412,875

Containers & Packaging - 1.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,600,000		2,814,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		215,500	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	100,000		92,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,822,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		534,100

Total Containers & Packaging					6,478,725

Metals & Mining - 4.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,000,000		1,075,000
ArcelorMittal, Senior Notes	5.000%	2/25/17	130,000		137,962
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		912,000	(a)
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	110,000		100,280
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	700,000		636,116
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	190,000		182,786
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	320,000		330,026
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,950,000		2,037,750	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	320,000		316,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	510,000		433,500	(a)(g)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		46,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	836,000		$831,820
New World Resources NV, Senior Notes	7.875%	1/15/21	850,000	EUR	459,911	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,200,000		1,245,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	300,000		309,851
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	170,000		173,511
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	160,000		165,842
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000		20,220
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		365,500	(a)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	2,420,000		2,637,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,200,000		1,336,500
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,953,950	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	550,000		606,136	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	240,000		241,368	(a)

Total Metals & Mining					17,555,779

Paper & Forest Products - 0.9%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000		1,296,180
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	692,000		764,660	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000		1,204,450	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	460,000		420,900	(a)

Total Paper & Forest Products					3,686,190

TOTAL MATERIALS					36,608,439

TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.3%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		64,050
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,600,000		1,760,000	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000		199,223
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,045,000
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000		250,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,060,000		1,155,400
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,050,000		1,017,187	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000		581,400	(a)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	40,000		44,988
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000		63,721
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	560,000		583,800	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,785,728		1,825,907	(a)(c)
Windstream Corp., Senior Notes	7.750%	10/1/21	160,000		171,600	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		754,200

Total Diversified Telecommunication Services					9,517,276

Wireless Telecommunication Services - 1.8%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,010,000	GBP	1,720,729	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	660,000		653,565	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000		4,823,062

Total Wireless Telecommunication Services					7,197,356

TOTAL TELECOMMUNICATION SERVICES					16,714,632

UTILITIES - 3.3%
Electric Utilities - 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000		1,089,000	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	1,970,000		2,058,650
FirstEnergy Corp., Notes	7.375%	11/15/31	2,770,000		2,927,674

Total Electric Utilities					6,075,324

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power Producers & Energy Traders - 1.4%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,638,000		$1,789,515	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	840,000		886,200
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		3,008,170

Total Independent Power Producers & Energy Traders					5,683,885

Water Utilities - 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	1,769,231	(a)

TOTAL UTILITIES					13,528,440

TOTAL CORPORATE BONDS & NOTES (Cost - $223,546,997)					226,553,258

ASSET-BACKED SECURITIES - 3.5%
ACE Securities Corp., 2006-SL2 A	0.510%	1/25/36	673,905		69,423	(b)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.970%	8/25/32	635,769		125,400	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.024%	4/15/33	434,526		405,016	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.045%	6/25/34	805,456		547,036	(b)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.120%	10/25/35	1,140,000		929,623	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.948%	3/18/29	475,000		413,202	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.578%	6/19/29	250,000		211,719	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.679%	2/20/30	250,000		210,628	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	375,000		341,586	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	550,000		492,146	(b)
GSAMP Trust, 2006-S2 A2	0.370%	1/25/36	282,412		34,506	(b)
GSAMP Trust, 2006-S4 A1	0.260%	5/25/36	921,583		190,683	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.470%	3/25/35	330,678		321,113	(a)(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.430%	6/25/36	3,323,838		837,971	(b)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.245%	3/25/33	2,738,855		2,615,557	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	278,243		304,204
Origen Manufactured Housing, 2006-A A2	2.811%	10/15/37	1,993,886		1,692,243	(b)
Origen Manufactured Housing, 2007-A A2	2.599%	4/15/37	1,728,179		1,429,315	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.950%	1/25/31	45,773		34,585	(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.295%	8/25/33	192,980		161,629	(b)
SACO I Trust, 2006-4 A1	0.510%	3/25/36	192,054		175,236	(b)
SACO I Trust, 2006-6 A	0.430%	6/25/36	895,901		860,913	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424		32	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430		2	(a)(e)(g)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.320%	6/25/36	1,583,317		1,406,888	(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.390%	2/25/36	3,367,509		241,080	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $21,582,012)					14,051,736

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	70,000		75,082
Banc of America Mortgage Securities, 2005-3 A4	2.917%	4/25/35	164,355		136,971	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	470,000		484,097	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/1/46	140,000		144,190	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	60,000		61,797	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	30,000		30,411	(b)(d)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.736%	12/25/35	417,988		345,275	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.470%	1/25/36	409,918		294,337	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Home Loans, 2005-R3 AF	0.570%	9/25/35	60,460	$53,137	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.383%	3/19/45	319,813	282,185	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.068%	3/19/46	491,773	350,428	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.802%	10/25/35	225,365	197,071	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.523%	1/19/35	357,027	257,750	(b)
Impac CMB Trust, 2005-5 A1	0.810%	8/25/35	325,531	280,000	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.536%	3/25/35	304,451	292,367	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	310,000	321,779
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	130,000	132,725	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 D	5.251%	11/15/45	150,000	135,371	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.572%	10/15/30	500,000	500,933	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.322%	10/15/30	460,000	461,017	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.722%	10/15/30	380,000	380,860	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.702%	8/25/35	341,368	322,719	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	47,715	49,604	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.537%	12/25/34	31,889	32,488	(b)
Mortgage IT Trust, 2005-2 1A1	0.430%	5/25/35	162,686	154,650	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.390%	2/25/46	1,832,464	882,536	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.525%	8/25/35	189,476	185,040	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.380%	5/25/46	402,559	321,950	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.440%	12/25/45	196,422	182,926	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.626%	4/25/36	75,932	70,164	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $7,876,081)				7,419,860

CONVERTIBLE BONDS & NOTES - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,062,500
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	832,500

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,933,359)				1,895,000

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,133	3,573
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	364	402

Total FHLMC				3,975

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	26,296	29,741

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $30,116)				33,716

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SENIOR LOANS - 0.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Finance LLC, Term Loan B2	—	10/26/20	1,000,000		$1,006,938	(i)

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	890,000		876,650	(d)(i)

TOTAL SENIOR LOANS (Cost - $1,871,650)					1,883,588

SOVEREIGN BONDS - 33.7%
Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		3,977,606

Australia - 2.0%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	8,063,602

Brazil - 4.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	631,847
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,312,000	BRL	8,328,945
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	18,476,000	BRL	7,677,206

Total Brazil					16,637,998

Canada - 2.7%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,913,912

Israel - 1.3%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,231,674

Italy - 0.1%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	410,000	EUR	601,774

Mexico - 7.1%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,538,363
Mexican Bonos, Bonds	6.500%	6/9/22	275,171,500	MXN	21,941,485
Mexican Bonos, Bonds	10.000%	12/5/24	2,430,000	MXN	245,808

Total Mexico					28,725,656

New Zealand - 2.2%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	8,871,394

Norway - 2.2%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	9,059,096

Russia - 3.4%
Russian Federal Bond, Bonds	7.400%	6/14/17	433,500,000	RUB	13,922,500

Singapore - 1.1%
Republic of Singapore, Senior Bonds	2.750%	7/1/23	5,360,000	SGD	4,564,565

Sweden - 2.3%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,687,458
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,443,189

Total Sweden					9,130,647

Turkey - 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		890,175
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000		1,403,350

Total Turkey					2,293,525

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
United Kingdom - 1.7%
United Kingdom Gilt, Bonds	1.750%	9/7/22	4,500,000	GBP	$6,819,032	(a)

Venezuela - 1.9%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,350,000		7,713,750	(a)

TOTAL SOVEREIGN BONDS (Cost - $143,367,418)					136,526,731

			SHARES
COMMON STOCKS - 0.0%
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek Inc. (Cost - $11,937)			197		13,823	*

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $587,500)	6.000%		23,500		560,005

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		115,000		3,088,900	(b)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		16,975		466,813	(b)

TOTAL PREFERRED STOCKS (Cost - $3,495,272)					3,555,713

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
Interest rate swaption with Banc of America Securities LLC, Call @ 2.65%		1/8/14	75,000,000		539,464
U.S. Treasury 10-Year Notes, Put @ $126.00		11/22/13	383		77,797

TOTAL PURCHASED OPTIONS (Cost - $1,166,406)					617,261

TOTAL INVESTMENTS - 97.0% (Cost - $405,468,748#)					393,110,691
Other Assets in Excess of Liabilities - 3.0%					12,034,943

TOTAL NET ASSETS - 100.0%					$405,145,634

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of October 31, 2013.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

(h)	Value is less than $1.

(i)	All or a portion of this loan is unfunded as of October 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

CMB	— Cash Management Bill
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	11/22/13	$127.50	383	$203,469

		STRIKE RATE	NOTIONAL AMOUNT‡
Interest rate swaption with Banc of America Securities LLC, Put	1/8/14	3.75%	75,000,000	18,307

TOTAL WRITTEN OPTIONS (Premiums received - $920,912)				$221,776

‡	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$226,091,689	$461,569	$226,553,258
Asset-backed securities	—	14,051,736	—	14,051,736
Collateralized mortgage obligations	—	7,419,860	—	7,419,860
Convertible bonds & notes	—	1,895,000	—	1,895,000
Mortgage-backed securities	—	33,716	—	33,716
Senior loans	—	1,006,938	876,650	1,883,588
Sovereign bonds	—	136,526,731	—	136,526,731
Common stocks	$13,823	—	—	13,823
Convertible preferred stocks	560,005	—	—	560,005
Preferred stocks	3,555,713	—	—	3,555,713
Purchased options	77,797	539,464	—	617,261

Total investments	$4,207,338	$387,565,134	$1,338,219	$393,110,691

Other financial instruments:
Futures contracts	$2,950,548	—	—	$2,950,548
Forward foreign currency contracts	—	$1,388,730	—	1,388,730
Total return swaps	—	537,583	—	537,583

Total other financial instruments	$2,950,548	$1,926,313	—	$4,876,861

Total	$7,157,886	$389,491,447	$1,338,219	$397,987,552

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$203,469	$18,307	—	$221,776
Futures contracts	1,680,899	—	—	1,680,899
Forward foreign currency contracts	—	2,692,748	—	2,692,748
Interest rate swaps	—	2,327,923	—	2,327,923
Total return swaps	—	383,657	—	383,657

Total	$1,884,368	$5,422,635	—	$7,307,003

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Notes to Schedule of Investments (unaudited) (continued)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended October 31, 2013, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of October 31, 2013, the Fund held written options, forward foreign currency contracts, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $3,298,181. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,650,495
Gross unrealized depreciation	(23,008,552)

Net unrealized depreciation	$(12,358,057)

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	589	12/13	$73,224,750	$75,014,672	$1,789,922
U.S. Treasury Ultra Long-Term Bonds	300	12/13	42,067,499	43,228,125	1,160,626

					$2,950,548

Contracts to Sell:
U.S. Treasury 2-Year Notes	104	12/13	22,844,725	22,923,875	(79,150)
U.S. Treasury 5-Year Notes	209	12/13	24,945,594	25,432,688	(487,094)
U.S. Treasury 30-Year Bonds	264	12/13	34,475,845	35,590,500	(1,114,655)

					(1,680,899)

Net unrealized gain on open futures contracts					$1,269,649

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Malaysian Ringgit	Bank of America N.A.	45,568,800	$14,436,755	11/8/13	$36,755
Philippine Peso	Citibank N.A.	423,973,000	9,813,735	11/12/13	279,825
Australian Dollar	Citibank N.A.	1,000,000	944,471	11/15/13	(12,883)
British Pound	Citibank N.A.	300,000	480,980	11/15/13	(3,373)
Euro	Citibank N.A.	1,250,000	1,697,228	11/15/13	(14,288)
Euro	Citibank N.A.	1,001,060	1,359,222	11/15/13	(18,128)
Euro	Citibank N.A.	350,000	475,224	11/15/13	(7,238)
Euro	Citibank N.A.	11,000,000	14,935,605	11/15/13	290,656
Euro	UBS AG	135,000	183,301	11/15/13	(197)
New Zealand Dollar	Citibank N.A.	2,320,000	1,914,880	11/15/13	72,104
Singapore Dollar	Citibank N.A.	3,353,982	2,700,050	11/15/13	54,077
Singapore Dollar	Citibank N.A.	2,191,675	1,764,360	11/15/13	39,004
Swedish Krona	Citibank N.A.	12,109,999	1,868,318	11/15/13	28,815
Chilean Peso	Bank of America N.A.	3,370,000,000	6,507,450	1/27/14	(129,413)

					615,716

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
South Korean Won	Bank of America N.A.	15,478,560,000	$14,587,781	11/8/13	$(187,782)
Japanese Yen	Citibank N.A.	953,047,000	9,692,663	11/12/13	(126,799)
Australian Dollar	Citibank N.A.	6,874,205	6,492,487	11/15/13	(352,791)
British Pound	Citibank N.A.	1,764,629	2,829,172	11/15/13	(119,496)
British Pound	Citibank N.A.	2,200,000	3,527,188	11/15/13	(117,489)
British Pound	Citibank N.A.	5,800,000	9,298,950	11/15/13	(310,504)
Euro	Citibank N.A.	18,226,465	24,747,572	11/15/13	(563,148)
Euro	Citibank N.A.	7,500,000	10,183,367	11/15/13	(230,605)
Euro	UBS AG	590,002	801,094	11/15/13	(17,024)
Euro	UBS AG	2,000,000	2,715,565	11/15/13	(42,705)
New Zealand Dollar	Citibank N.A.	10,693,326	8,826,051	11/15/13	(334,053)
Singapore Dollar	Citibank N.A.	5,545,657	4,464,410	11/15/13	(104,832)
Brazilian Real	Morgan Stanley & Co. Inc.	17,600,000	7,705,651	1/27/14	133,992
Canadian Dollar	Citibank N.A.	9,330,000	8,928,860	1/27/14	3,644
Canadian Dollar	Goldman Sachs	2,600,000	2,488,214	1/27/14	31,142
Japanese Yen	Bank of America N.A.	1,924,000,000	19,577,706	1/27/14	31,696
Mexican Peso	Barclays Bank PLC	144,970,000	11,038,908	1/27/14	190,981
Australian Dollar	Bank of America N.A.	7,291,149	6,852,779	1/28/14	148,329
Australian Dollar	Goldman Sachs	2,336,000	2,195,551	1/28/14	47,710

					(1,919,734)

Net unrealized loss on open forward foreign currency contracts					$(1,304,018)

During the period ended October 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2013	660,002,136	$2,096,527
Options written	27,571,583	236,590
Options closed	(1,068)	(337,435)
Options exercised	—	—
Options expired	(612,572,268)	(1,074,770)

Written options, outstanding as of October 31, 2013	75,000,383	$920,912

At October 31, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Bank of America Securities LLC	$75,000,000	1/10/24	3.100% semi-annually	3-Month LIBOR	—	$(2,327,923)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA‡	2.43% annually†	—	$287,940
Barclays Capital Inc.	9,004,410	1/15/14	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Information Technology Sector Index†	If positive, the total return of the S&P 500 Information Technology Sector Index‡	—	249,643	**

Barclays Capital Inc.	8,995,175	1/15/14	If positive, the total return of the S&P 500 Consumer Sector Index‡	3 Month LIBOR minus 25 basis points and if negative, the absolute value of the total return or the S&P Consumer Sector Index†	—	(383,657	)**

Total	$27,999,585				—	$153,926

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

**	Total Return Swaps contract is valued in good faith in accordance with procedures approved by the Board of Trustees (see Note 1).

At October 31, 2013, the Fund held collateral received from Bank of America Securities LLC in the amount of $723,491 on Interest rate swap contracts and/or swaptions valued at ($1,806,766). Net exposure to the counterparty was ($2,530,257). Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2013.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$617,261	$(221,776)	$2,950,548	$(1,680,899)	—	—	$(2,327,923)	$(662,789)
Foreign Exchange Risk	—	—	—	—	$1,388,730	$(2,692,748)	—	(1,304,018)
Credit Risk	—	—	—	—	—	—	287,940	287,940
Equity Risk	—	—	—	—	—	—	(134,014)	(134,014)

Total	$617,261	$(221,776)	$2,950,548	$(1,680,899)	$1,388,730	$(2,692,748)	$(2,173,997)	$(1,812,881)

During the period ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,484,980
Written options	723,272
Futures contracts (to buy)	115,404,539
Futures contracts (to sell)	85,912,445
Forward foreign currency contracts (to buy)	86,015,904
Forward foreign currency contracts (to sell)	168,041,707

Average Notional Balance
Interest rate swap contracts	$75,000,000
Total return swap contracts	177,543,242

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2013